UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2013

FAL EXPLORATION CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-170715	27-1517938
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

431 Fairway Drive – Suite 260 Deerfield Beach, FL 33441
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (732) 530-1267

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective October 7, 2013 FAL Exploration Corp. (the “Company”) entered into a Securities Purchase Agreement (the “Agreement”) with FAL Minerals LLC (“FAL”). Pursuant to the Agreement the Company agreed to purchase from FAL newly issued membership interests of FAL representing twenty percent (20%) of the issued and outstanding membership interests of FAL (post issuance) (the “Interests”). The purchase price for the Interests is $100,000 payable in common stock at a per share price of $0.25 or a total issuance of 400,000 shares. Pursuant to the Agreement the Company will receive twenty (20%) percent of the gross proceeds from all royalty payments made to FAL. Such royalty payments are payable quarterly.

On September 26, 2013, the Company entered into Stock Purchase Agreements with 2 investors for the purchase of 200,000 shares of common stock for $50,000 at a price per share of $0.25. A copy of the form of Stock Purchase Agreement is attached hereto as Exhibit 10.3.

Item 3.02 Unregistered Sales of Equity Securities

On October 7, 2013, we issued four hundred thousand (400,000) shares of common stock to FAL Minerals LLC in exchange for a 20% interest in FAL Minerals LLC. Reference is made to the disclosure set forth under Items 1.01 of this Report, which disclosure is incorporated herein by reference.

The Company believes that the issuance of the Shares was a transaction not involving a public offering and was exempt from registration with the Securities and Exchange Commission pursuant to Rule 4(2) of the Securities Act of 1933.

On September 26, 2013, we issued two hundred thousand (200,000) shares of common stock from the Company to two investors pursuant to the sale of stock at $0.25 per share for a total of $50,000. Reference is made to the disclosure set forth under Items 1.01 of this Report, which disclosure is incorporated herein by reference.

The Company believes that the issuance of the Shares was a transaction not involving a public offering and was exempt from registration with the Securities and Exchange Commission pursuant to Rule 4(2) of the Securities Act of 1933.

Item 8.01 Other Events

The Company has made the business decision to cease operating its websites, www.getfunded.com and www.getgayfunded.com, and to stop pursuing a business in crowdfunding. Instead, the Company is focusing its efforts on mineral exploration and has taken a 20% ownership in FAL Minerals LLC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Securities Purchase Agreement effective October [ ], 2013 between FAL Exploration Corp and FAL Minerals LLC
10.2	Mineral Lease Agreement
10.3	Form of Stock Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2013	FAL Exploration Corp.

	By:	/s/ Adam Kotkin
Adam Kotkin Chief Executive Officer